Exhibit 10.1

6042667_5

THIRD AMENDMENT TO  FORBEARANCE

AGREEMENT AND ELEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO  FORBEARANCE AGREEMENT AND ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of July 12, 2019, by and among (A) Fred's, Inc., a Tennessee corporation ("Parent"); (B) the Subsidiaries of Parent identified on the signature pages hereto as Borrowers (each of such Subsidiaries, together with Parent, jointly and severally, "Borrowers" and, each, a "Borrower"); (C) the Subsidiaries of Parent identified as Guarantors on the signature pages hereto (each of such Subsidiaries, jointly and severally, "Guarantors" and, each, a "Guarantor"; Guarantors, together with Borrowers, jointly and severally, "Loan Parties" and, each, a "Loan Party"); (D) the Lenders party to the Credit Agreement (as defined below); (E) the Co-Collateral Agents party to the Credit Agreement (as defined below); and (F) Regions Bank, an Alabama bank, in its capacity as administrative agent for Lenders, LC Issuers and other Secured Parties (as defined in the Credit Agreement) (in such capacity, "Administrative Agent").

Recitals:

Loan Parties, Lenders, Swingline Lender, LC Issuers, Co-Collateral Agents and Administrative Agent have entered into that certain Credit Agreement dated as of April 9, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement").

Loan Parties, Lenders, Co-Collateral Agents, Administrative Agent and certain other parties have entered into that certain Forbearance Agreement, Eighth Amendment to Credit Agreement and Fourth Amendment to Amended and Restated Addendum to Credit Agreement dated May 15, 2019 (as amended, restated, supplemented, or otherwise modified from time to time, the "Forbearance Agreement").

Loan Parties have requested that Administrative Agent, Co-Collateral Agents and Lenders amend certain provisions of the Forbearance Agreement to add the 129 "front stores" listed on Exhibit E to this Amendment to the Store Closure and Closed Store Property Liquidation.

Loan Parties also have requested that Administrative Agent, Co-Collateral Agents and Lenders amend certain provisions of the Credit Agreement to permit Loan Parties to sell the Pharmacy Scripts for, and certain related assets located at, Loan Parties' pharmacy locations in Albany, Kentucky (pharmacy number 1664) and Iuka, Mississippi (pharmacy number 1911) (such assets, the "Pharmacy Script Assets"; such sales, the "Pharmacy Script Sales").

Administrative Agent, Co-Collateral Agents and Lenders have agreed to such amendments, subject to the terms and conditions hereof.

Statement of Agreement:

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Loan Parties, Administrative Agent, Co-Collateral Agents and Lenders hereby covenant and agree as follows:

SECTION 1.Definitions; Rules of Construction. Unless otherwise specifically defined herein, each capitalized term used herein (and in the recitals above) that is defined in the Credit

Agreement shall have the meaning assigned to such term in the Credit Agreement, including capitalized terms that pursuant to Section 1.3 of the Credit Agreement are defined by reference to their definitions in the UCC.  Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Forbearance Agreement and the Credit Agreement shall from and after the date hereof refer to the Forbearance Agreement and the Credit Agreement, respectively, as amended hereby.

SECTION 2.Amendments to Forbearance Agreement.

(a)Amendments to Existing Definitions.  Section 1(a) of the Forbearance Agreement is hereby amended by deleting the definitions of "Closed Stores" and "Continuing Stores" set forth therein and by substituting in lieu thereof the following, respectively:

"Closed Stores" shall mean (a) the 159 retail stores listed on Exhibit A attached to this Agreement, (b) the 104 retail stores listed on Exhibit B attached to this Agreement, (c) the 49 "front stores" listed on Exhibit D attached to this Agreement, and (d) the 129 "front stores" listed on Exhibit E attached to this Agreement.  For the avoidance of doubt, as of June 20, 2019, the Closed Stores shall not include any pharmacy located at a location listed on Exhibit D attached hereto, and, as of July 12, 2019, the Closed Stores shall not include any pharmacy located at a location listed on Exhibit E attached hereto.

"Continuing Stores" shall mean the retail stores listed on Exhibit C attached to this Agreement, which stores do not include the Closed Stores.  For the avoidance of doubt, as of June 20, 2019, the Continuing Stores shall include the pharmacies (but not any "front stores") located at the 49 locations listed on Exhibit D attached hereto, and, as of July 12, 2019, the Continuing Stores shall include the pharmacies (but not any "front stores") located at the 129 locations listed on Exhibit E attached hereto.

(b)Amendment to Section 1(b). Section 1(b) of the Forbearance Agreement is hereby amended by adding the following new sentence to the end of such section:

Until the commencement of the Store Closure and Closed Store Property Liquidation, in each case with respect to the 129 "front stores" listed on Exhibit E attached to this Agreement, references to the "Store Closure," "Store Closure Plan," "Closed Store Property Liquidation" and "Liquidation Transactions" shall not be deemed to include the closure of such 129 "front stores" and the sale or other disposition outside the Ordinary Course of Business of the property located at such 129 "front stores."

(c)Amendment to Section 2. Section 2(c) of the Forbearance Agreement is hereby amended by deleting the parenthetical set forth therein and by adding the following new parenthetical in lieu thereof:

(other than with respect to the 104 retail stores listed on Exhibit B attached to this Agreement, for which the Store Closure commenced after the Eighth Amendment Effective Date but prior to June 20, 2019, the 49 "front stores" listed on Exhibit D attached to this Agreement, for which the Store Closure commenced after June 20, 2019 but prior to July 12, 2019, and the 129 "front stores" listed on Exhibit E attached to this Agreement, for which the Store Closure is intended to commence after July 12, 2019)

(d)Amendments to Section 4.

(i)Section 4(h) of the Forbearance Agreement is hereby amended by deleting such section and by substituting in lieu thereof the following new section:

(h)(i) Borrowers' total collections for any week do not vary unfavorably by more than fifteen percent (15%) from the amount of "Total Collections" shown on line 6 of the Cash Flow Forecast for such week, (ii) the sum of Borrowers' total operating disbursements and total non-operating disbursements for any week does not vary unfavorably by more than ten percent (10%) from the sum of "Total Operating Disbursements" and "Total Non-Operating Disbursements" shown on lines 15 and 23, respectively, of the Cash Flow Forecast for such week, and (iii) Inventory Receipts for any week shall not be less than eighty-five percent (85%) of the forecasted Inventory Receipts shown on the Cash Flow Forecast for such week;

(ii)Section 4 of the Forbearance Agreement is hereby amended by deleting the word "and" set forth at the end of Section 4(q), by deleting the "." set forth at the end of Section 4(r) and by substituting in lieu thereof a reference to ";" and by adding the following new clauses (s) and (t) to such section:

(s)Loan Parties shall make only the disbursements set forth in the then-current Cash Flow Forecast approved by Co-Collateral Agents, including timely making all payments to Secured Parties set forth therein, subject to compliance with the variances set forth in Section 4(h); and

(t)Loan Parties shall provide immediate (and, in any event, on the same calendar day) written notice to Co-Collateral Agents of (i) the termination of any agreement with respect to a proposed Asset Disposition (either by the applicable Loan Party or the Person proposing to acquire such Property), (ii) the decision by the applicable Loan Party to cease pursuing any proposed Asset Disposition, (iii) the applicable Loan Party becoming aware that the Person proposing to acquire such Property will not acquire, or has ceased pursuing the acquisition of, such Property; or (iv) the applicable Loan Party becoming aware that any condition precedent to a proposed Asset Disposition not in the control of such Loan Party cannot be satisfied, in each case in respect to any proposed Asset Disposition with gross proceeds that are reasonably expected to be in excess of $100,000.

(e)Amendments to Exhibits. The Exhibits to the Forbearance Agreement are hereby amended by (i) deleting Exhibit C to the Forbearance Agreement (Continuing Stores) and substituting in lieu thereof Exhibit C to this Amendment, and (ii) adding a new Exhibit E to the Forbearance Agreement (Closed Stores (Wave IV)) in the form of Exhibit E to this Amendment.

SECTION 3.Amendments to Credit Agreement.

(a)Addition of New Definitions.  Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order, respectively:

"Eleventh Amendment" shall mean that certain Third Amendment to Forbearance Agreement and Eleventh Amendment to Credit Agreement dated as of the Eleventh Amendment Effective Date, by and among Loan Parties, Administrative Agent, Co-Collateral Agents, and Lenders.

"Eighth Amendment Effective Date" shall mean July 12, 2019.

"Pharmacy Script Assets" shall have the meaning given such term in the Eleventh Amendment.

"Pharmacy Script Sales" shall have the meaning given such term in the Eleventh Amendment.

(b)Amendments to Section 7.6.  Section 7.6 of the Credit Agreement is hereby amended by deleting the word "and" set forth at the end of Section 7.6(n), by deleting the "." set forth at the end of Section 7.6(o) and by substituting in lieu thereof a reference to "; and" and by adding the following new clause (p) to such section:

(p)the Pharmacy Script Sales, so long as (a) the gross proceeds thereof in an aggregate amount of not less than $362,500 are remitted by the applicable purchasers directly to Administrative Agent pursuant to wiring instructions provided by Administrative Agent, and earmarked for application to the Obligations, (b) no Default or Event of Default exists before or after giving pro forma effect to the Pharmacy Script Sales other than the Stipulated Defaults (as defined in the Eighth Amendment), (c) the documentation evidencing the Pharmacy Script Sales is in form and substance acceptable to Co-Collateral Agents in their respective discretion, (d) the Pharmacy Script Sales are consummated on or before July 12, 2019, and (e) the composition of the Pharmacy Script Assets is acceptable to Co-Collateral Agents in their respective discretion.

(c)New Section. The Credit Agreement is hereby amended by adding a new Section 9.15 as follows:

9.15Lien Releases.  Each Secured Party authorizes Administrative Agent to release any Lien with respect to any Collateral (a) upon Payment in Full of the Obligations or (b) that is the subject of an Asset Disposition which Borrower Agent certifies in writing to Administrative Agent and Co-Collateral Agents is an Asset Disposition that is permitted by Section 7.6 (and Administrative Agent may rely conclusively on any such certificate without further inquiry).

SECTION 4.No Waiver of Forbearance Condition Breach.  The entry of Administrative Agent, Co-Collateral Agents, and Lenders into this Amendment shall not constitute a waiver of the Forbearance Condition Breach (as defined in the Second Amendment), and, as a result of the Forbearance Condition Breach (as defined in the Second Amendment), the Forbearance Termination Date (as defined in the Forbearance Agreement) has occurred and the Forbearance Period (as defined in the Forbearance Agreement) has ended; as a result thereof, each of Administrative Agent, each Co-Collateral Agent and each Lender may elect, at any time and without further notice to or demand upon any Loan Party, terminate Administrative Agent's, each Co-Collateral Agent's and each Lender's agreement to forbear as set forth in Section 3 of the Forbearance Agreement, and Administrative Agent, each Co-Collateral Agent and each Lender shall thereupon have and may exercise from time to time all of the remedies available to such Secured Party under the Loan Documents and Applicable Law as a consequence of an Event of Default, without further notice to or demand upon any Loan Party or any other Person, and any such continued forbearance is optional and revocable in Administrative Agent's, any Co-Collateral Agent's or any Lender's respective discretion at any time.

SECTION 5.Conditions Precedent. This Amendment shall become effective only upon satisfaction of the following conditions precedent, as determined by Administrative Agent in its discretion:

(a)Administrative Agent shall have received this Amendment, duly executed and delivered by Loan Parties, Co-Collateral Agents and Lenders:

(b)Administrative Agent shall have received an updated Cash Flow Forecast for the thirteen (13) week period beginning on July 7, 2019 in form and substance satisfactory to Co-Collateral Agents;

(c)Administrative Agent shall have received payment of (i) any fees due and payable to Administrative Agent, any Co-Collateral Agent or any Lender pursuant to the Credit Agreement, this Amendment or any fee letter executed and delivered in connection therewith or herewith, and (ii) all costs and expenses incurred by Administrative Agent, any Co-Collateral Agent or any Lender in connection with this Amendment, including the preparation, negotiation and execution of this Amendment and all accrued costs and expenses of consultants and financial advisors employed or retained by Administrative Agent, any Co-Collateral Agent or any Lender in connection with the negotiation of this Amendment;

(d)Administrative Agent shall have received a certificate of a duly authorized officer of each Loan Party, certifying that an attached copy of resolutions authorizing execution and delivery of this Amendment and the Loan Documents contemplated hereby is true and complete, and that such resolutions are in full force and effect, were duly adopted by the appropriate governing body, have not been amended, modified, or revoked, and constitute all resolutions adopted with respect to this Amendment and the transactions contemplated hereby;

(e)Loan Parties engage (and thereafter shall retain the services of) a nationally recognized third-party appraisal and liquidation advisor who has expertise in conducting store closure and liquidation sales similar to the Store Closure and Closed Store Property Liquidation and who is otherwise satisfactory to Co-Collateral Agents, pursuant to an engagement letter containing a scope of services that is satisfactory to Co-Collateral Agents but in any event to include conducting the Store Closure and Closed Store Property Liquidation, in each case with respect to the 129 "front stores" listed on Exhibit E attached to this Agreement; and

(f)Administrative Agent shall have received all other documents, instruments, certificates and agreements (if any) as Administrative Agent shall have reasonably requested in connection with the foregoing, each in form and substance reasonably satisfactory to Administrative Agent.

SECTION 6.Acknowledgement and Stipulations by Loan Parties. Each Loan Party acknowledges, stipulates and agrees that (a) as of the close of business on July 10, 2019, the aggregate principal balance of Revolving Loans totaled $44,240,466.32, exclusive of costs and attorneys' fees chargeable to Borrowers under the Loan Documents, and the LC Obligations totaled $8,432,225.00; (b) all of the Obligations are absolutely due and owing by Loan Parties to Administrative Agent, each Co-Collateral Agent, each Lender and each other Secured Party without any defense, deduction, offset or counterclaim (and, to the extent any Loan Party had any defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived); (c) the Loan Documents executed by such Loan Party are legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their terms; (d) the security interests and other Liens granted by such Loan Party to Administrative Agent (for the benefit of the Secured Parties) in the Collateral are duly perfected, first priority security interests and Liens; (e) each of the recitals contained at the beginning of this Amendment is true and correct; and (f) prior to executing this Amendment, such Loan Party consulted with and had the benefit of advice of legal counsel of its own selection and such Loan Party has relied upon the advice of such counsel and in no part upon any representation of Administrative Agent, any Co-Collateral Agent, any Lender or any other Secured Party concerning the legal effects of this Amendment or any provision hereof.  Further, each Loan Party represents and warrants that no breach of the Forbearance Conditions (as such term is defined in the Forbearance Agreement) has occurred prior to the date hereof other than the Forbearance Condition Breach (as defined in the Second Amendment).

SECTION 7.Miscellaneous Terms.

(a)Loan Document. For avoidance of doubt, the parties hereto hereby acknowledge and agree that this Amendment is a Loan Document.

(b)Effect of Amendment. All amendments set forth herein shall become effective as of the date on which all of the conditions precedent set forth in Section 5 hereof are satisfied (the "Effective Date"). Except as otherwise may be set forth expressly hereinabove, all terms of the Credit Agreement, the Forbearance Agreement, and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of Loan Parties. Except to the extent otherwise expressly set forth herein, the amendments set forth herein shall have prospective application only from and after the Effective Date.

(c)No Novation or Mutual Departure. Loan Parties expressly acknowledge and agree that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement, the Forbearance Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the limited amendments contained in Sections 2 and 3 hereof, and (ii) nothing in this Amendment shall affect or limit Administrative Agent's, Co-Collateral Agents' or Lenders' right to demand payment of liabilities owing from Loan Parties to Administrative Agent, Co-Collateral Agents or Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement, the Forbearance Agreement, and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Forbearance Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the breach of a Forbearance Condition (as such term is defined in the Forbearance Agreement).

(d)Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  This Amendment may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Amendment.

(e)Fax or Other Transmission.  Delivery by one or more parties hereto of an executed counterpart of this Amendment via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation's Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile, telecopy, or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.

(f)Recitals Incorporated Herein. The preamble and the recitals to this Amendment are hereby incorporated herein by this reference.

(g)Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the amendments and other agreements among the parties hereto evidenced hereby.

(h)Further Assurances. Each Loan Party agrees to take, at such Loan Party's expense, such further actions as Administrative Agent shall request from time to time to evidence the amendments and other agreements set forth herein and the transactions contemplated hereby.

(i)Governing Law.  This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of Georgia, without giving effect to any conflict of law principles or other rule of law which would cause the application of the law of any jurisdiction other than the laws of the State of Georgia (but giving effect to federal laws relating to national banks).

(j)Severability.  Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(k)Breach of Amendment.  This Amendment shall be part of the Forbearance Agreement and a breach of any representation, warranty or covenant herein shall constitute a breach of the Forbearance Condition set forth in Section 4(a) of the Forbearance Agreement.

(k)Release of Claims.  To induce Administrative Agent, each Co-Collateral Agent and each Lender to enter into this Amendment, each Loan Party, for itself and on behalf of such Loan Party's officers, directors, subsidiaries, successors and assigns (collectively with each Loan Party, collectively, "Releasors" and, each individually, a "Releasor"), hereby (i) RELEASES, ACQUITS AND FOREVER DISCHARGES Administrative Agent, each Lender, each Co-Collateral Agent and each other Secured Party, and all officers, directors, agents, employees, successors and assigns of Administrative Agent, each Lender, each Co-Collateral Agent and each other Secured Party, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that any Releasor now has or ever had against Administrative Agent, any Lender, any Co-Collateral Agent or any other Secured Party arising under or in connection with any of the Loan Documents or otherwise and (ii) covenants and agrees not to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against Administrative Agent, any Lender, any Co-Collateral Agent or any other Secured Party, or any officer, director, agent, employee, successor or assign of Administrative Agent, any Lender, any Co-Collateral Agent or any other Secured Party, by reason of or in connection with any of the foregoing liabilities, claims, demands, actions or causes of action.  Each Loan Party represents and warrants to Administrative Agent and each Lender that such Loan Party has not transferred or assigned to any Person any claim that such Loan Party ever had or claimed to have against Administrative Agent, any Lender, any Co-Collateral Agent or any other Secured Party.

[Remainder of page intentionally left blank; signatures appear on the following pages]

1)

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed and delivered under seal by its duly authorized officer or other representative as of the day and year first above written.

BORROWERS:

FRED'S, INC., a Tennessee corporation,

as "Borrower Agent" and a "Borrower"

By: ___________________________________

Name:_________________________________

Title:__________________________________

[CORPORATE SEAL]

FRED'S STORES OF TENNESSEE, INC.,
a Delaware corporation, as a "Borrower"

By: ___________________________________

Name:_________________________________

Title:__________________________________

[CORPORATE SEAL]

NATIONAL PHARMACEUTICAL NETWORK, INC., a Florida corporation, as a "Borrower"

By: ___________________________________

Name:_________________________________

Title:__________________________________

[CORPORATE SEAL]

REEVES-SAIN DRUG STORE, INC.,
a Tennessee corporation, as a "Borrower"

By: ___________________________________

Name:_________________________________

Title:__________________________________

[CORPORATE SEAL]

[Signatures continue on following pages.]

Section 1.1.

Third Amendment to Forbearance Agreement and Eleventh Amendment to Credit Agreement (Fred's)

GUARANTOR:

505 N. MAIN OPP, LLC,
a Delaware limited liability company, as a "Guarantor"

By: ___________________________________

Name:_________________________________

Title:__________________________________

[SEAL]

[Signatures continue on following pages.]

Section 1.1.

Third Amendment to Forbearance Agreement and Eleventh Amendment to Credit Agreement (Fred's)

ADMINISTRATIVE AGENT:

REGIONS BANK, as "Administrative Agent"

By: ___________________________________

Name:_________________________________

Title:__________________________________

CO-COLLATERAL AGENTS:

REGIONS BANK, as a "Co-Collateral Agent"

By: ___________________________________

Name:_________________________________

Title:__________________________________

[Signatures continue on following page.]

Section 1.1.

Third Amendment to Forbearance Agreement and Eleventh Amendment to Credit Agreement (Fred's)

BANK OF AMERICA, N.A., as a "Co-Collateral Agent"

By: ___________________________________

Name:_________________________________

Title:__________________________________

[Signatures continue on following page.]

Third Amendment to Forbearance Agreement and Eleventh Amendment to Credit Agreement (Fred's)

LENDERS:

REGIONS BANK

By: ___________________________________

Name:_________________________________

Title:__________________________________

[Signatures continue on following page.]

Section 1.1.

Third Amendment to Forbearance Agreement and Eleventh Amendment to Credit Agreement (Fred's)

BANK OF AMERICA, N.A.

By: ___________________________________

Name:_________________________________

Title:__________________________________

Third Amendment to Forbearance Agreement and Eleventh Amendment to Credit Agreement (Fred's)

EXHIBIT C

Continuing Stores

Store #	Location	Address	City	State	Xpress location	Front stores only to be closed
3240	WINONA, MS	603 MIDDLETON RD	WINONA	MS		Yes
1178	BRYSON CITY, NC	250 HIGHWAY 19 S	BRYSON CITY	NC
2500	OLIVE BRANCH, MS	7105 HIGHWAY 305 N	OLIVE BRANCH	MS
1758	GLENNVILLE, GA	726 N VETERANS BLVD.	GLENNVILLE	GA
1300	CLARKSDALE, MS	236 DESOTO AVE	CLARKSDALE	MS		Yes
2711	PARSONS, TN	501 TENNESSEE AVE N	PARSONS	TN		Yes
1135	BATESVILLE, MS	475 HIGHWAY 6 E	BATESVILLE	MS
1923	GRAY, GA	106 BARKER RD	GRAY	GA
1163	BONIFAY, FL	1718 S WAUKESHA ST	BONIFAY	FL		Yes
3310	WARREN, AR	507 W PINE ST	WARREN	AR		Yes
1665	FRANKLINTON, LA	708 WASHINGTON ST	FRANKLINTON	LA
1765	HENDERSON, TN	535 W MAIN ST	HENDERSON	TN		Yes
2308	METTER, GA	978 S.E. BROAD ST.	METTER	GA
2388	MOUNTAIN CITY, TN	100 PIONEER VILLAGE DR	MOUNTAIN CITY	TN
1035	ARCADIA, LA	1311 HAZEL ST	ARCADIA	LA		Yes
2993	SYLVANIA, GA	518 W OGEECHEE ST	SYLVANIA	GA
1608	DUMAS, AR	611 HIGHWAY 65 S	DUMAS	AR		Yes
1520	EUPORA, MS	1960 VETERANS MEMORIAL BLVD	EUPORA	MS		Yes
2615	PIGGOTT, AR	303 E MAIN ST	PIGGOTT	AR		Yes
3210	WATER VALLEY, MS	109 DUNCAN ST	WATER VALLEY	MS		Yes

1295	COLUMBIA, LA	8155 HIGHWAY 165	COLUMBIA	LA	Yes
2405	MORTON, MS	5186 HIGHWAY 80	MORTON	MS
1403	DADEVILLE, AL	17916 HIGHWAY 280	DADEVILLE	AL
3225	WAYNESBORO, TN	307 HIGHWAY 64 E	WAYNESBORO	TN	Yes
1950	LINEVILLE, AL	50 TALLADEGA ST	LINEVILLE	AL
1218	CADIZ, KY	1938 MAIN ST	CADIZ	KY	Yes
1408	DAINGERFIELD, TX	218 WATSON BLVD	DAINGERFIELD	TX	Yes
2203	LUVERNE, AL	821 S FOREST AVE	LUVERNE	AL
1145	BRUCE, MS	403 W CALHOUN ST	BRUCE	MS	Yes
1763	HEADLAND, AL	804 CLEVELAND ST	HEADLAND	AL
1440	DOVER, TN	1560 DONELSON PKWY	DOVER	TN	Yes
1550	ERIN, TN	885 E MAIN ST	ERIN	TN	Yes
2373	MONTEVALLO, AL	4559 HIGHWAY 25	MONTEVALLO	AL
2395	MENDENHALL, MS	3050 SIMPSON HIGHWAY 13	MENDENHALL	MS	Yes
2990	ST FRANCISVILLE, LA	7139 U S HIGHWAY 61	SAINT FRANCISVILLE	LA	Yes
1400	COUNCE, TN	9810 HIGHWAY 57	COUNCE	TN
2745	REIDSVILLE, GA	139 W BRAZELL ST	REIDSVILLE	GA
1405	DARIEN, GA	1038 RIVER DR SW	DARIEN	GA	Yes
2350	MIDFIELD, AL	165 BESSEMER SUPER HWY	MIDFIELD	AL
2318	MILLEN, GA, GA	506 US HIGHWAY 25 N	MILLEN	GA
1460	DONALSONVILLE, GA	421 W 3RD ST	DONALSONVILLE	GA
1540	ELBA, AL	996 HIGHWAY 203	ELBA	AL	Yes
1108	BAMBERG, SC	3606 MAIN HWY	BAMBERG	SC

1913	HONEA PATH, SC	518 E GREER ST	HONEA PATH	SC
2168	LAKELAND, GA	512 S VALDOSTA RD	LAKELAND	GA
3170	VARNVILLE, SC	181 W CAROLINA AVE	VARNVILLE	SC
3200	WARRIOR, AL	204 KEMP DR	WARRIOR	AL
1803	HAWKINSVILLE, GA	521 BROAD ST	HAWKINSVILLE	GA
2173	LENOIR, NC	1346 NORWOOD ST SW	LENOIR	NC
1015	ASHBURN, GA	316 E WASHINGTON AVE	ASHBURN	GA
2078	JOHNSONVILLE, SC	198 STUCKEY ST	JOHNSONVILLE	SC
2695	PURVIS, MS	509 HIGHWAY 589	PURVIS	MS	Yes
1278	COLLINS, MS	1211 S FIR AVE	COLLINS	MS	Yes
2868	SALUDA, SC	437 N MAIN ST	SALUDA	SC
2740	RAINSVILLE, AL	584 MCCURDY AVE S	RAINSVILLE	AL
1153	BLACKSHEAR, GA	3764 HWY 84 EAST	BLACKSHEAR	GA
2215	LINDEN, TN	308 SQUIRREL HOLLOW DR	LINDEN	TN	Yes
2758	ROGERSVILLE, AL	16100 HIGHWAY 72	ROGERSVILLE	AL	Yes
2365	MONTICELLO, MS	1509 W BROAD ST	MONTICELLO	MS	Yes
2575	POPLARVILLE, MS	1388 SOUTH MAIN STREET	POPLARVILLE	MS	Yes
1433	CHESEE, SC	401 S ALABAMA AVE	CHESNEE	SC
2133	ALBANY, GA	1705 PHILEMA RD S	ALBANY	GA
1193	BURNSVILLE, NC	BURNSVILLE PLAZA	BURNSVILLE	NC
1325	CLAXTON, GA	413 N DUVAL ST	CLAXTON	GA
2980	STAR CITY, AR	1309 N LINCOLN AVE	STAR CITY	AR	Yes
2385	HELENA, GA	124 8TH STREET	HELENA	GA	Yes
2540	OPP, AL	505 N MAIN ST	OPP	AL
2715	CHARLESTON, MS	304 W MAIN ST	CHARLESTON	MS	Yes

1258	CITRONELLE, AL	19580 N 3RD ST	CITRONELLE	AL
2063	HOMERVILLE, GA	369 S CHURCH ST	HOMERVILLE	GA
1358	CUTHBERT, GA	101 N WEBSTER ST	CUTHBERT	GA
1538	EAST DUBLIN, GA	705 CENTRAL DR	EAST DUBLIN	GA
1865	HARRISBURG, AR	1301 N ILLINOIS ST	HARRISBURG	AR	Yes
2178	PHENIX CITY, AL	3920 US HIGHWAY 80 W	PHENIX CITY	AL
2750	RED BAY, AL	525 4TH AVE SE	RED BAY	AL	Yes
1415	DAWSON, GA	839 FORRESTER DR SE	DAWSON	GA
1125	BAY SPRINGS, MS	2675 HIGHWAY 15	BAY SPRINGS	MS	Yes
2255	MONTEAGLE, TN	750 W MAIN ST	MONTEAGLE	TN
1113	ANDREWS, SC	311 E MAIN ST	ANDREWS	SC	Yes
2743	RAINBOW CITY, AL	110 SUTTON SQ	RAINBOW CITY	AL
1873	GREENSBORO, GA	203 N MAIN ST	GREENSBORO	GA	Yes
2148	LAKE PARK, GA	365 LAKES BLVD	LAKE PARK	GA
3078	STERLINGTON, LA	1320 HIGHWAY 2	STERLINGTON	LA	Yes
2590	PIKEVILLE, TN	327 MAIN ST	PIKEVILLE	TN	Yes
2098	BYHALIA, MS	15 STONEWALL RD	BYHALIA	MS
2895	SUMRALL, MS	4233 ROCKY BRANCH RD	SUMRALL	MS	Yes
1210	CANTON, MS	229 N UNION ST	CANTON	MS	Yes
1700	FLORA, MS	101 MANSKER DR	FLORA	MS	Yes
2185	LIVINGSTON, TN	890 OVERTON PLZ	LIVINGSTON	TN	Yes
2640	PONTOTOC, MS	170 HIGHWAY 15 N	PONTOTOC	MS
1160	BELZONI, MS	520 N HAYDEN ST	BELZONI	MS	Yes
3010	TIPTONVILLE, TN	730 EVERETT ST	TIPTONVILLE	TN	Yes
1328	COMMERCE, GA	185 S ELM ST	COMMERCE	GA
1273	COLUMBUS, GA	1900 AUBURN AVE	COLUMBUS	GA
3370	WRENS, GA	605 N MAIN ST	WRENS	GA	Yes

2105	KINGSTREE, SC	480 NELSON BLVD	KINGSTREE	SC
3250	WESTMORELAND, TN	5634 AUSTIN PEAY HWY	WESTMORELAND	TN	Yes
1503	ALAMO, TN	1200 W CHURCH ST	ALAMO	TN	Yes
1915	HEFLIN, AL	731 ROSS ST	HEFLIN	AL
3073	STATESBORO, GA	2974 NORTHSIDE DR WEST	STATESBORO	GA
2717	MARKS, MS	1098 MARTIN LUTHER KING DR	Marks	MS	Yes
1588	BALDWYN, MS	441 N 4TH ST	BALDWYN	MS	Yes
1233	ADAIRSVILLE, GA	5132 JOE FRANK HARRIS PKWY NW	ADAIRSVILLE	GA
2513	MOODY, AL	1001 CROSSROADS PLAZA DR	MOODY	AL
1703	GREENWOOD, SC	2544 HIGHWAY 25 S	GREENWOOD	SC
2485	LEAKESVILLE, MS	951 MAIN STREET	LEAKESVILLE	MS	Yes
2213	LOUISVILLE, GA	119 US 1 BY-PASS	LOUISVILLE	GA	Yes
2440	NASHVILLE, AR	614 S MAIN ST	NASHVILLE	AR	Yes
3040	TRENTON, GA	11858 S. MAIN ST.	TRENTON	GA
2123	KINDER, LA	715 1ST AVE	KINDER	LA	Yes
2438	LINCOLN, AL	47950 US HIGHWAY 78	LINCOLN	AL
1928	DEKALB, MS	14916 HIGHWAY 16 W	DE KALB	MS	Yes
3175	VERNON, AL	9574 HWY-18	VERNON	AL	Yes
2073	HAUGHTON, LA	400 W MCKINLEY AVE	HAUGHTON	LA
1998	HOMER, LA	902 W MAIN ST	HOMER	LA	Yes
1363	COLUMBIANA, AL	21665 HIGHWAY 25	COLUMBIANA	AL
1560	EVERGREEN, AL	450 WEST FRONT ST.	EVERGREEN	AL
1248	CLARKESVILLE, GA	200 E LOUISE ST	CLARKESVILLE	GA
2670	PRENTISS, MS	105 S COLUMBIA AVE	PRENTISS	MS	Yes

1953	LIVINGSTON, AL	720 N WASHINGTON ST	LIVINGSTON	AL
2468	NETTLETON, MS	7122 WILL ROBBINS HWY	NETTLETON	MS
2130	LAVONIA, GA	11747 AUGUSTA RD	LAVONIA	GA
1355	CAMDEN, AL	24 CAMDEN BYP	CAMDEN	AL
1640	FULTON, MS	1409 S ADAMS ST	FULTON	MS	Yes
1343	CANTON, NC	70 NEW CLYDE HWY	CANTON	NC
2128	LEXINGTON, GA	718 ATHENS RD	LEXINGTON	GA	Yes
1920	INDIANOLA, MS	210 HIGHWAY 82 W	INDIANOLA	MS	Yes
2572	SOPERTON, GA	4269 W MAIN ST	SOPERTON	GA	Yes
3410	YELLVILLE, AR	320 HIGHWAY 14 S	YELLVILLE	AR	Yes
1930	HEPHZIBAH, GA	2872 TOBACCO RD	HEPHZIBAH	GA
6025	EUTAW, AL (GD&D)	206 GREENSBORO AVE	EUTAW	AL
1235	CENTREVILLE, MS	456 HIGHWAY 24 E	CENTREVILLE	MS	Yes
3053	TAYLORSVILLE, MS	402 PINE ST	TAYLORSVILLE	MS	Yes
2320	MONTEZUMA, GA	201 WALNUT STREET	MONTEZUMA	GA
2280	MARIANNA, AR	438 S ALABAMA ST	MARIANNA	AR	Yes
1420	DEQUEEN, AR	808 W COLLIN RAYE DR	DE QUEEN	AR	Yes
1323	BUNKIE, LA	109 CHEVY LN	BUNKIE	LA	Yes
2753	REFORM, AL	609 1ST AVE W	REFORM	AL	Yes
3178	VILONIA, AR	10 EAGLE ST	VILONIA	AR	Yes
2613	PELAHATCHIE, MS	404 SECOND STREET	PELAHATCHIE	MS	Yes
2165	LAFAYETTE, GA	303 W PATTON ST	LA FAYETTE	GA
1713	GEORGIANA, AL	685 HWY 106 WEST	GEORGIANA	AL	Yes
2780	ROLLING FORK, MS	901 US 61	ROLLING FORK	MS	Yes
2175	LEXINGTON, MS	301 YAZOO ST	LEXINGTON	MS	Yes

3070	TYLERTOWN, MS	3000 PIKE 93 N	TYLERTOWN	MS	Yes
1880	HOLIDAY ISLAND, AR	2 FOREST PARK DR	HOLIDAY ISLAND	AR	Yes
1660	BRINKLEY, AR	1131 NORTH CHARLYNE	BRINKLEY	AR	Yes
1385	CLARKSVILLE, AR	409 W MAIN ST	CLARKSVILLE	AR	Yes
2925	SHERIDAN, AR	624 S ROCK ST	SHERIDAN	AR	Yes
2850	RIPLEY, MS	706 CITY AVE N	RIPLEY	MS
1510	EASTMAN, GA	103 FOURTH AVE	EASTMAN	GA
3220	WHITE BLUFF, TN	4928 HIGHWAY 70 E	WHITE BLUFF	TN	Yes
6021	SULLIGENT, AL (GD&D)	5705 HWY 278	SULLIGENT	AL	Yes
6015	MIDDLETON, TN (GD&D)	700 S. MAIN STREET	MIDDLETON	TN	Yes
2150	LORETTO, TN	534 N MILITARY ST	LORETTO	TN	Yes
2550	OAKLAND CITY, IN	1310 W MORTON ST	OAKLAND CITY	IN
1663	ALBANY, KY	800 N CROSS ST	ALBANY	KY	Yes
2533	OKOLONA, MS	511 W MONROE AVENUE	OKOLONA	MS	Yes
3245	WEST HELENA, AR	826 N SEBASTIAN	WEST HELENA	AR	Yes
1060	ACKERMAN, MS	318 N ALFORD	ACKERMAN	MS	Yes
2788	RINGGOLD, LA	2866 BIENVILLE RD	RINGGOLD	LA
2430	NEWTON, MS	304 NORTHSIDE DR	NEWTON	MS	Yes
3368	WOODVILLE, MS	211 U.S. HWY 61 SOUTH	WOODVILLE	MS	Yes
1723	GREENFIELD, TN	1207 S MERIDIAN ST	GREENFIELD	TN	Yes
1155	BOONEVILLE, MS	504 N 2ND ST	BOONEVILLE	MS
2460	NORTH CROSSETT, AR	1164 HIGHWAY 133 N	CROSSETT	AR	Yes
1910	IUKA, MS	615 BATTLEGROUND DR	IUKA	MS	Yes
1320	CAMDEN, TN	195 HIGHWAY 641 N	CAMDEN	TN	Yes

1935	FERRIDAY, LA	2094 EE WALLACE BLVD N	FERRIDAY	LA	Yes
1490	DRESDEN, TN	8487 HIGHWAY 22	DRESDEN	TN
1893	HOUSTON, MS	905 N PONTOTOC ST	HOUSTON	MS	Yes
2748	RICHTON, MS	403 FRONT ST	RICHTON	MS	Yes
1165	BOLIVAR, TN	105 TENNESSEE ST	BOLIVAR	TN	Yes
2490	MT. VERNON, GA	601 MASON ST	MOUNT VERNON	GA
1760	HAYNESVILLE, LA	9270 HIGHWAY 79	HAYNESVILLE	LA	Yes
1805	HEBER SPRINGS, AR	308 S 7TH ST	HEBER SPRINGS	AR	Yes
2260	MORRILTON, AR	601 N ST JOSEPH	MORRILTON	AR	Yes
2243	MACON, MS	59 FRONTAGE RD	MACON	MS	Yes
3235	WIGGINS, MS	116 2ND STREET SOUTH	WIGGINS	MS	Yes
1095	BALD KNOB, AR	170 HIGHWAY 167 N	BALD KNOB	AR	Yes
1638	DEMOPOLIS, AL	505 HWY 80 W	DEMOPOLIS	AL
1683	CHURCH POINT, LA	821 S MAIN ST	CHURCH POINT	LA	Yes
1907	HAMBURG, AR	700 N MAIN ST	HAMBURG	AR	Yes
1570	FAIRVIEW, TN	2415 FAIRVIEW BLVD	FAIRVIEW	TN	Yes
1305	CALHOUN CITY, MS	71 HIGHWAY 8 E	CALHOUN CITY	MS	Yes
2687	DEQUINCY, LA	702 WEST 4TH STREET	DEQUINCY	LA	Yes
2110	KOSCIUSKO, MS	340 HIGHWAY 12 W	KOSCIUSKO	MS
2083	CHEROKEE VILLAGE, AR	200 HOSPITAL DRIVE	CHEROKEE VILLAGE	AR	Yes
2473	MANTACHIE, MS	67 WATSON DR	MANTACHIE	MS	Yes
1525	EUNICE, LA	2200 W LAUREL AVE	EUNICE	LA	Yes
6027	TOMPKINSVILLE, KY (GD&D)	509 NORTH MAIN STREET	TOMPKINSVILLE	KY	Yes
1470	DURANT, MS	33674 HIGHWAY 12	DURANT	MS	Yes

2890	SPRINGHILL, LA	1190 S ARKANSAS ST.	SPRINGHILL	LA		Yes
2723	KERSHAW, SC	405 SOUTH HAMPTON STREET	KERSHAW	SC		Yes
1085	BEEBE, AR	901 W DEWITT HENRY DR	BEEBE	AR		Yes
2697	MANSFIELD, LA	400 WASHINGTON AVE	MANSFIELD	LA		Yes
2727	KENTWOOD, LA	717 AVE G	KENTWOOD	LA		Yes
2725	MONTEREY, TN	101 WEST COMMERCIAL AVE.	MONTEREY	TN		Yes
3568	FAYETTE, AL	1128 SECOND AVE. NE	FAYETTE	AL	Yes
3578	BOLIVAR, TN	600 NUCKOLLS RD.	BOLIVAR	TN	Yes
3601	VINTON, LA	1301 HORRIDGE STREET	VINTON	LA	Yes
3603	TUNICA, MS	1068 HWY 61 N.	TUNICA	MS	Yes
3637	HALEYVILLE, AL	814 20TH ST	HALEYVILLE	AL	Yes
3650	HEIDELBERG, MS	100 MAIN ST	HEIDELBERG	MS	Yes
3700	HAMILTON, AL	1360 MILITARY STREET S	HAMILTON	AL	Yes
3723	IOWA, LA	510 N. THOMSON AVE.	IOWA	LA	Yes
3725	MORGANTOWN, KY	211 SOUTH MAIN STREET	MORGANTOWN	KY	Yes
3737	LEWISPORT, KY	1590 4TH STREET	LEWISPORT	KY	Yes
3811	SYLVESTER, GA	620 E. FRANKLIN STREET #A	SYLVESTER	GA	Yes
3815	MCRAE, GA	112 W. OAK STREET	MCRAE	GA	Yes
3860	SAINT JOSEPH, LA	320 PLANK RD	SAINT JOSEPH	LA	Yes
3885	RIPLEY, TN	251 S WASHINGTON ST	RIPLEY	TN	Yes
3903	SUMMERVILLE, GA	103 HWY 48	SUMMERVILLE	GA	Yes
3917	SCOTTS HILL, TN	640 HWY 114 SOUTH	SCOTTS HILL	TN	Yes
3920	UNION, MS	801 E JACKSON RD	UNION	MS	Yes
3923	GREENSBURG, LA	6216 HIGHWAY 10	GREENSBURG	LA	Yes

3925	VARDAMAN, MS	101 W SWEET POTATO ST	VARDAMAN	MS	Yes
3937	WARE SHOALS, SC	743 N GREENWOOD AVE	WARE SHOALS	SC	Yes
3957	LAKE PROVIDENCE, LA	303 N. HOOD STREET	LAKE PROVIDENCE	LA	Yes
3963	TRYON, NC	38 N. TRADE STREET	TRYON	NC	Yes
3230	WINNFIELD, LA	2001 W COURT ST	WINNFIELD	LA	Yes
3965	IDABEL, OK	810 SE WASHINGTON ST.	IDABEL	OK	Yes

EXHIBIT E

Closed Stores (Wave IV)1

Store	City	State	Address	ZIP
1027	Abbeville	SC	763 SR-28	29620
1035	Arcadia	LA	1311 NORTH HAZEL STREET	71001
1043	Alma	GA	WILLIAMS ST	31510
1055	Andrews	NC	118 MAIN STREET	28901
1070	Arlington	TN	11888 HWY 70	38002
1080	Butler	AL	307 NORTH MULBERRY AVE	36904
1083	Alexandria	AL	120 SPRING BRANCH DR	36250
1093	Belton	SC	116 RIVER STREET	29627
1113	Andrews	SC	311 EAST MAIN ST	29510
1125	Bay Springs	MS	2675 HWY 15	39422
1145	Bruce	MS	403 W. CALHOUN ST.	38915
1158	Bayou La Batre	AL	13210 NORTH WINTZELL AVE	36509
1160	Belzoni	MS	520 NORTH HAYDEN ST	39038
1163	Bonifay	FL	1718 SOUTH WAUKESHA ST	32425
1188	Burkesville	KY	260 KEEN STREET	42717
1198	Byron	GA	214 HWY 49	31008
1210	Canton	MS	229 NORTH UNION	39046
1218	Cadiz	KY	1938 MAIN STREET	42211
1220	Carthage	MS	300 SOUTH PEARLE STREET	39051
1235	Centreville	MS	456 HWY 24	39631
1278	Collins	MS	1211 SOUTH FIR AVE	39428
1280	Chatsworth	GA	1009 NORTH 3RD AVE	30705
1295	Columbia	LA	8155 US 165	71418
1300	Clarksdale	MS	236 DESOTO AVE	38614
1323	Bunkie	LA	109 CHEVY LN	71322
1348	Carthage	NC	102 MCREYNOLDS ST	28327
1375	Clanton	AL	300 PARK DR	35046
1405	Darien	GA	HWY 17 NORTH	31305
1408	Daingerfield	TX	218 WATSON BLVD	75638
1420	Dequeen	AR	808 WEST COLLIN RAYE DR.	71832
1430	Daleville	AL	340 VIRGINIA AVE	36322
1440	Dover	TN	1560 DONELSON PKWY	37058
1495	Chickamauga	GA	93 BUSHROD JOHNSON AVE	30707
1500	Edgefield	SC	227 APPLE SQUARE PLAZA	29824
1503	Alamo	TN	1200 WEST CHURCH ST	38001

[1]	Highlighted stores reflect "front store" closures only.

1505	East Prarie	MO	125 E MAIN ST	63845
1520	Eupora	MS	300 SR-9	39744
1533	Benton	LA	5604 HWY 3	71006
1540	Elba	AL	996 HIGHWAY 203	36323
1550	Erin	TN	5897 EAST MAIN ST.	37061
1585	Fairfield	TX	375 W HWY 84	75840
1588	Baldwyn	MS	441 N FOURTH ST	38824
1608	Dumas	AR	611 US 65 S	71639
1640	Fulton	MS	1409 ADAMS STREET	38843
1700	Flora	MS	101 MANSKER DRIVE	39071
1715	Guin	AL	7250 US-43	35563
1753	Greenwood	MS	2616 HWY 82 EAST	38930
1765	Henderson	TN	535 WEST MAIN	38340
1825	Haughton	LA	1075 HWY 80 EAST	71037
1830	Hiawassee	GA	534 BELL CREEK RD	30546
1865	Harrisburg	AR	1301 NORTH ILLINOIS AVE	72432
1873	Greensboro	GA	203 N MAIN ST	30642
1880	Holiday Island	AR	#2 FOREST PARK AVE	72631
1883	Hawkins	TX	850 N BEAULAH ST	75765
1900	Haleyville	AL	916 21ST STREET	35565
1910	Iuka	MS	615 HWY 25 SOUTH	38852
1918	Hogansville	GA	2001 BILLY TUCKER CL	30230
1928	Dekalb	MS	14916 SR-16	39328
1998	Homer	LA	902 WEST MAIN ST	71040
2035	Jasper	AL	280 HIGHWAY 78 WEST	35501
2053	Jackson Old Canton	MS	6230 OLD CANTON RD	39211
2090	Bossier City	LA	5590 BARKSDALE BLVD	71112
2123	Kinder	LA	715 1ST AVE	70648
2160	Lake Village	AR	1218 US-82	71653
2185	Livingston	TN	890 E MAIN ST	38570
2210	Louisvillle	MS	502 SOUTH CHURCH	39339
2215	Linden	TN	88 LOVELVILLE HWY	37096
2253	Madison	FL	935 EAST HIGHWAY 90	32340
2265	Manila	AR	801 SOUTH HIGHWAY 77	72442
2280	Marianna	AR	438 SOUTH ALABAMA ST	72360
2330	Marked Tree	AR	103 DAWSON ST	72365
2335	East Monroe	LA	522 LINCOLN RD	71203
2348	Mcleansboro	IL	213 West Randolph Street	62859
2360	Mckenzie	TN	87 SOUTH MAIN ST.	38201
2365	Monticello	MS	1509 BROAD STREET WEST	39654
2378	Monticello	FL	1150 N JEFFERSON ST	32344

2385	Helena (Mcrae)	GA	124 8TH STREET	31037
2395	Mendenhall	MS	3050 SIMPSON, HWY 13	39114
2410	New Albany	MS	126 WEST MAIN STREET	38652
2425	Nashville	GA	719 SOUTH DAVIS ST	31639
2440	Nashville	AR	614 SOUTH MAIN ST	71852
2445	Natchez	MS	31 SGT PRENTISS DRIVE	39120
2475	Maynardville	TN	3561 MAYNARDVILLE HWY	37807
2485	Leakesville	MS	951 MAIN ST	39451
2488	McComb	MS	1618 DELAWARE AVE	39648
2575	Poplarville	MS	1388 SOUTH MAIN ST	39470
2590	Pikeville	TN	327 N. MAIN ST.	37367
2598	Memphis Lamar	TN	1290 LAMAR AVE	38104
2615	Piggott	AR	303 EAST MAIN ST	72454
2650	Pine Bluff	AR	2809 SOUTH CAMDEN RD	71603
2655	Portageville	MO	499 West Hwy 162	63873
2665	Pittsburg	TX	113 NORTH GREER BLVD	75686
2670	Prentiss	MS	1635 COLUMBIA AVE	39474
2695	Purvis	MS	509 HWY 589	39475
2711	Parsons	TN	501 TENNESSEE AVE NORTH	38363
2715	Charleston	MS	304 W MAIN ST	38921
2717	Marks	MS	1039 MARTIN LUTHER KING DRIVE	38646
2725	Monterey	TN	250 E. STRATTON AVE	38574
2750	Red Bay	AL	525 4TH AVENUE NE	35582
2758	Rogersville	AL	16100 HWY 72	35652
2798	Ruston	LA	2019 FARMERVILLE HWY	71270
2870	Saltillo	MS	111 WILLOW BROOK DRIVE	38866
2873	Shelby	NC	1528 SOUTH LAFAYETTE ST	28152
2895	Sumrall	MS	4233 Rocky Branch Road	39482
2953	Southaven	MS	710 CHURCH ROAD	38671
2958	Social Circle	GA	1567 N CHEROKEE RD	30025
2970	Somerville	TN	16280 US-64	38068
2980	Star City	AR	1309 S Lincoln St	71667
2990	St Francisville	LA	7139 U.S HWY 61	70775
2995	Sylvester	GA	204 EAST KELLY ST.	31791
3010	Tiptonville	TN	730 EVERETT STREET	38079
3020	Tunica	MS	1038 US 61	38676
3050	Trenton	TN	2045 US 45	38382
3078	Sterlington	LA	1320 SR-2	71280
3083	Southaven	MS	2110 GOODMAN ROAD EAST	38671
3175	Vernon	AL	9574 HWY-18	35592
3178	Vilonia	AR	10 EAGLE ST	72173

3205	Washington	GA	923 N BYPASS EAST	30673
3210	Water Valley	MS	409 DUNCAN STREET	38965
3220	White Bluff	TN	4928 HWY 70	37187
3225	Waynesboro	TN	307 HWY 64 EAST	38485
3240	Winona	MS	603 MIDDLETON RD	38967
3245	West Helena	AR	HWY 49 TWIN CITY S/C	72390
3250	Westmoreland	TN	5305 NEW HIGHWAY 31 E	37186
3280	Williamston	SC	297 SOUTH HWY 20	29669
3310	Warren	AR	507 WEST PINE	71671
3370	Wrens	GA	605 N MAIN ST	30833
3410	Yellville	AR	320 HWY 14 SOUTH	72687
6027	Tompkinsville	KY	509 NORTH MAIN ST	42167